MagneGas Corporation
Investor Presentation – Q1 2018

Ermanno Santilli
Chief Executive Officer

Scott Mahoney, CFA
Chief Financial Officer

MagneGas

Founded in 2007, based in Tampa, Florida. 54 Employees.
Locations in FL, TX, LA, CA

Core technology was initially developed for waste-to-energy applications.

MagneGas has two current commercial applications: Gasification & Sterilization.
30+ years to develop .

Actively selling our renewal gas in the US. Launching Europe in 2018.
Launching commercial sterilization projects in US & Europe in 2018.

MagneGas Corporate Overview

Submerged Plasma Arc Flow System Overview

•Our patented system enables a fluid to efficiently pass through a submerged plasma arc.

•As the fluid passes through the plasma arc, hydrogen, carbon and some oxygen molecules are liberated and gasified.

•A wide range of feedstocks can be used. Depending on the type of feedstock, the end composition of the gas can be affected.

•The end gas product is 40-60% pure hydrogen and 30-40% other hydrocarbon compounds, with trace liquid hydrocarbons that are filtered out in the refining process.


High Heat Area
Gasification Zone
Granite Venturi
Granite Venturi
Electrode
D
D
D
D
D
Plasma Arc
Electrode
Up to 60 GPM (variable speed)

Our Patented Technology

Plasma Arc Flow System Has Two Configurations

Gasification Mode

- In this mode, the unit operates as a closed loop with constant recirculation.
- The feedstock is repeatedly exposed to the arc to achieve the maximum possible gasification rates.

Sterilization Mode

- In this mode, the feedstock is passed through the arc a limited number of times to achieve maximum sterilization effect.
- End objective is not gasification, but modest amounts of gas are produced as a by product of the process.

Our Technology: One Process, Two Objectives

Near Term Technology Development

Operational Benefits:

Significantly Increased efficiency

- 90%+ first pass efficiency
- Cuts recirculation rate from 6-8 down to 1-2
- Dramatically reduces labor, power consumption cost 70-80%

Increased gas production rate

- Estimated to increase production rates 3-4X

Net Cost to Produce Gas will Be Dramatically Lower than Acetylene.

- Ability to Dramatically Undercut Acetylene Producers

Will enable the gasification of solids and liquids

- Plastics, biomass, coal, many other materials
- Unlocks significantly expanded waste-to-energy opportunities.
- Potential grant opportunities with Department of Energy, California Energy Commission, European Commission and many others.

4th Generation Gasification Unit

Acetylene Production is Environmentally Destructive

MagneGas has <u>no</u> harmful byproducts in our production process.
Our process can eliminate pollutants and convert them to clean energy.

Environmental Toxins

- Calcium Carbide (CaC_2) is a key ingredient in acetylene. Highly toxic, contains arsenic and other other pollutants.

- CaC_2 forms explosive metals when exposed to copper, brass, mercury or silver. Explosive when combined with water.

- Lime is a key by product, harmful to humans if inhaled or contacted.

MagneGas Production is Clean, Safer & Greener

Acetylene Production Consumes Fresh Water

MagneGas can help reduce fresh water consumption by 365MM gallons (3BN liters) annually if we discontinue acetylene production for metal cutting.

Harmful Fresh Water Consumption

- Acetylene production requires 1 gallon of water for every pound of CaC_2 consumed (6-10 liters of water for every kilogram of CaC_2)
- Larger acetylene plants use 3,500-7,000 gallons (13,000-27,000 liter) per hour of fresh water.
- Roughly 3BN gallons (24.4BN liters) of water are consumed globally to produce acetylene each year. 12% of global acetylene produced is used for metal cutting.

MagneGas Production Frees Scarce Water Resources

Acetylene As a Metal Cutting Fuel Is Extremely Dangerous

Dangers of Acetylene Use in Metal Cutting

•Acetylene is highly unstable, reactive gas prone to decomposition and combustion.

•Acetylene is slightly heavier than air, with increased risk of pooling if there is a leak.

•Acetylene poses a major danger to the user, as open flames are in constant use for welding and metal cutting.

•24% of all chemical explosions and 15% of all fatalities occur in the welding industry.*

*Source: U.S. Department of Labor, Bureau of Labor Statistics CFOI Research File

The welding industry is second most dangerous industry group in the US today.

MagneGas2™ is A Safer Cutting Fuel

Acetylene As a Metal Cutting Fuel Is Extremely Dangerous

The Compressed Gas Association has determined that MagneGas2™ is not toxic.

Safety Benefits of MagneGas2™

•MagneGas2™ is a stable gas, does not naturally decompose or explode like acetylene.

•MagneGas2™ requires 4.5% by volume to ignite vs. 2.5% for acetylene for lower explosive limit (LEL).

•MagneGas upper explosive limited is 53%, vs. acetylene at 100%.

•Our gas naturally dissipates into the atmosphere and some components are lighter.

MagneGas2™ is A Safer Cutting Fuel

MagneGas 2^{TM}: A Disruptive Technology

MagneGas 2^{TM} is the only known renewable acetylene fuel replacement.

MagneGas 2 has one of the hottest known flame temperatures.
(10,500°F, as verified by City College of New York.)

Competitive Benefits of Our Gas:

- Ideal metal cutting fuel for metal fabrication, braising, welding, demolition.
- Cuts 40% faster than acetylene or propane, as verified by the Edison Welding Institute.
- Higher flame temperature cuts with less slag and grinding. No carbon ring to clean.
- 50+ more efficient process end-to-end for the welder.
- Priced on par with acetylene, passing all the operating efficiencies on to the client.

MagneGas was first introduced in 2010 through third party US distributors

Gained traction with 28 leading independent distributors by 2014

Product Differentiation Leads to Cross Sales

$33 of ancillary sales for every dollar of proprietary gas sold.

Accelerated Growth

2014-18 Sales growth at ~56% CAGR vs. industry norm of US GDP ~2%

Market Share

Acquisition growth plans in Florida, California, Texas in 2018

Disrupting an Commoditized Market



Florida

- HQ for 10 years.
- 1st distributor acquisition was in 2014.
- Added 2 locations in 2016, adding 2 in 2018.
- Growth in revenues more than 112% over 3 years.

Texas & Louisiana

- 1st distributor to purchase a gas production plant – 2016.
- Closed Tyler distributor in February 2018.

California & Nevada

- Very strong existing sales of MagneGas.
- Closed San Diego distributor acquisition in January 2018.
- More acquisitions targeted for all major metropolitan markets.

Tennessee & Mid-South

- Major regional distributor added in late 2016.
- Key driver for market penetration in 7 SE states.

New England & Mid-Atlantic

- Two multi-state regional distributors selling since 2015.

Existing Captive Sales & Distributor Network



Target Geography:

- Industrial gases are heavily used in shipping, rail, super ports, utilities, oil & gas, demolition and heavy infrastructure.
- Houston and Los Angeles are the #1 and #2 markets for industrial gas in the US.
- CA and TX are largest markets in US by state.
- MagneGas is targeting these markets for acquisitions.

Acquisition Criteria:

- Highly experienced, motivated sales team.
- Modern asset base, infrastructure.
- Deep, stable, profitable customer base.
- Ability to cross-sell products.
- Ability to quickly convert clients to MagneGas2™ .
- Platform to take market share.

Current Acquisition Growth Strategy

European Growth Strategy

Why Europe?
European Union has legislated a series of clean tech and renewable fuel initiatives that compel companies to prioritize products such as MagneGas2™.

Why Infinite Fuels?
Solid track record getting a bio diesel technology launched in a public private partnership in northern Germany. Secured $7.2MM grant from European Commission. Bring world class partners in E&Y, EIB. Fortune 500 prospective customer base.

Infinite Fuels Acquisition Rationale
- Existing bio-fuels and waste-to-energy experience.
- Key engineers have 10 year scientific collaboration history with MagneGas.
- IF far along on government backed financing to scale bio fuels project.
- Funding would also cover much of the start up costs to launch production, sales of MagneGas2™.
- IF advised by Ernst & Young, instrumental in early intros to Fortune 500 clients, European super ports, other commercial relationships.

Infinite Fuels Economic Model
- MagneGas has 40% initial stake. Can increase to 70%.
- MagneGas has veto powers on key operational, financial matters.
- Ongoing revenue stream will include royalties, exclusivity fees, consulting fees and minority interest income.
- No upfront cost to MagneGas. Limited future financial obligations.
- JV has proved ability to source European government-backed capital.

MagneGas Plasma Arc Sterilization

Extremely effective sterilization with MagneGas' Plasma Arc Flow System

- Small footprint with a very low residence time.
- Highly mobile and flexible configuration options for rural applications.
- The Plasma Arc generates a combination of very high heat, ultraviolent light, hydrogen peroxide and ozone.
- These are powerful sterilizers that have a proven ability to eliminate virtually all living organisms, including e coli, fecal coliform, other EPA and USDA regulated pathogens.
- Arc proven to break down pharmaceuticals. Potential to breakdown PCBs.
- Most importantly, our process has little impact on the nutritional value of the source materials.
- Process leave readily monetized end products.

U.S. Sterilization Pilots

Indiana Pilot with largest swine farm in the state
(2014 – 2016)

- Verified our process works at scale, eliminates e coli, fecal coliform, impacts TSS. Meets EPA standards.
- Enables hog manure to be treated as a Class A waste.

18 month pilot with one of the largest dairy farms in Florida
(Launched Q4 2017)

- Awarded $430k grant.
- Key step to obtain USDA Subsidized Equipment Eligibility.

Service-based model launch in North Carolina
(Target launch – Q2, 2018)

- Seek to monetize the sterilization process through service, manure feedstock and reclaimed water.
- 1,700 hog farms in local market for early adoption and scalability.
- 15MM tons of waste produced annually.

Near Term Sterilization Catalysts

Italian Leachate Program
(Q2 2018)

- Italian client has verified that our sterilization positively impacts chemical oxygen demand (COD) in landfill waste water.
- Transitioning to commercial operations now.
- Pending orders for first two sterilization units for delivery in 2018.

Gel-Cap Waste Disposal
(Testing Q1 2018)

- In dialogue with largest pharmaceutical gel-cap manufacturer in US.
- WE have demonstrated ability to break down and gasify their expensive waste streams.
- Initial results very favorable, could result in unit sale in early 2018.

California Municipality Water Treatment Project
(Currently Evaluating)

- Introduced to northern California municipality for pilot waste water sterilization program.
- 1st opportunity for public-private partnership in the US for sterilization.

World Class Client Adoption

Accelerating Revenue Growth

($ in 000s)



FY 2014-18
80%+
Compound Annual
Growth Rate
10
9
8
7
6
5
4
3
2
1
0
2014
2015
2016
2017
2018P
Industrial Gas
Total Sales

Financial Track Record

Investment Highlights

- ✓ Breakthrough technology reinforced by strong IP portfolio
- ✓ Rapid organic growth and entry into new verticals
- ✓ Lean operating structure
- ✓ Accretive acquisition strategy
- ✓ Rapid European expansion opportunity
- ✓ Emerging technology breakthroughs
- ✓ Highly scalable business model

Exchange	NASDAQ
Current Price (03/01/18):	$1.26
Shares Outstanding:	9.9 MM
Market Cap (03/01/18):	$12.5 MM
Insider Ownership:	5%
Fiscal Year End:	Dec 31

Key Statistics

For additional info, please contact:

Crescendo Communications, LLC
626 RXR Plaza
Uniondale, NY 11556
T: 844-589-8760
mnga@crescendo-ir.com